UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2009

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	1-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Federal Plaza, Suite 1525 28 East Main Street Rochester, NY	14614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

On October 21, 2009, the Company entered to a Consulting Agreement with Vertical Innovation, Inc. ("Vertical Innovation") for internet related consulting services (the "Consulting Agreement").  The Consulting Agreement provides that Vertical Innovation will provide consulting services upon request during the term of the agreement related to Internet development and strategy.  The Consulting Agreement is for a two year term unless earlier terminated by the Company for cause, as defined in the Consulting Agreement.  The compensation to be paid to Vertical Innovation under the Consulting Agreement is in the form of warrants to purchase 50,000 shares of the Company's common stock at $3.00, 100,000 shares of common stock at $3.50 and 50,000 shares of common stock at $4.00.  Issuance of the Warrants is subject to NYSE Amex approval under an additional listing application.  The Company valued these warrants at approximately $265,000 using the Black-Scholes option pricing model which the Company expects to record as expense over a two year period.

Item 3.02     Unregistered Sales of Equity Securities.

Vertical Innovation Consulting Agreement

In connection with the October 21, 2009 Consulting Agreement entered into with Vertical Innovation described in Item 1.01 above, the Company agreed to issue to Vertical Innovation five year warrants to purchase 50,000 shares of the Company's common stock at $3.00, 100,000 shares of common stock at $3.50 and 50,000 shares of common stock at $4.00.  Issuance of the Warrants is subject to NYSE Amex approval under an additional listing application.  The Company valued these warrants at approximately $265,000 using the Black-Scholes option pricing model which the Company expects to record as expense over a two year period.

The warrants and common stock issuable upon exercise of the warrants have not been registered under the Securities Act and were issued and sold in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  These securities may not be offered or sold in the United States in the absence of an effective registration statement or an applicable exemption from registration requirements.  The securities in these transactions were sold solely to accredited investors. The securities are restricted from resale and were acquired for investment purposes only.  The sales did not involve any form of general solicitation.

Private Placement

From August 24, 2009 to October 19, 2009, the Company completed additional sales under the $1,491,000 private placement commenced in May 2009 and previously disclosed in the Company's Current Report on Form 8-K dated June 3, 2009.  On August 24, 2009, the Company completed the sale of 7 investment units in a private placement pursuant to subscription agreements with three accredited investors dated the same date. Each investment unit is comprised of 7,142 shares of the Company’s common stock and five year warrants to purchase 1,427 shares of common stock at an exercise price of $2.00 per share. In the transaction, the Company sold 7 investment units for $10,000 per unit for gross cash proceeds of $70,000, consisting of 49,994 shares of common stock and warrants to purchase an aggregate of 9,989 shares of common stock.

On September 4, 2009, the Company completed the sale of 44 investment units in a private placement pursuant to subscription agreements with three accredited investors dated the same date. Each investment unit is comprised of 6,250 shares of the Company’s common stock and five year warrants to purchase 1,250 shares of common stock at an exercise price of $2.00 per share. In the transaction, the Company sold 44 investment units for $10,000 per unit for gross cash proceeds of $440,000, consisting of 275,000 shares of common stock and warrants to purchase an aggregate of 55,000 shares of common stock.

On October 19, 2009, the Company completed the sale of 17.6 investment units in a private placement pursuant to subscription agreements with three accredited investors dated the same date. Each investment unit is comprised of 6,250 shares of the Company’s common stock and five year warrants to purchase 1,250 shares of common stock at an exercise price of $2.00 per share. In the transaction, the Company sold 17.6 investment units for $10,000 per unit for gross cash proceeds of $176,000, consisting of 110,000 shares of common stock and warrants to purchase an aggregate of 22,000 shares of common stock.

In connection with these sales of investment units, the Company entered into a Registration Rights Agreement, with each purchaser (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company granted certain registration rights to the purchasers, including using its best efforts to file a registration statement with the Securities and Exchange Commission covering the resale of the shares of the Company's common stock sold in the transaction and shares underlying the warrants, within 90 business days after the final closing of the transaction.  The Company must use its best efforts to maintain the effectiveness of the registration statement until the earlier of (i) one year from the final closing date of the transaction, or (ii) the date that the holders of the shares receive an opinion of counsel to the Company that all such shares may be freely traded (without limitation or restriction as to quantity or timing and without registration) pursuant to Rule 144 or otherwise.

Copies of the form of subscription agreement, warrant and Registration Rights Agreement relating to the above referenced transactions are filed herewith as Exhibits 4.1, 10.1 and 10.2, and are incorporated herein by reference. The foregoing summary descriptions of these agreements are qualified in their entirety by reference to the full texts of each of such exhibits.

In connection with the sales made on September 4, 2009 and October 19, 2009, EKN Financial Services Inc., a registered broker-dealer, acted as non-exclusive placement agent.  EKN Financial Services, Inc., received a cash fee in the aggregate of $61,600 as commission for these sales.

The investment units, common stock, warrants and common stock issuable upon exercise of the warrants have not been registered under the Securities Act and were issued and sold in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  These securities may not be offered or sold in the United States in the absence of an effective registration statement or an applicable exemption from registration requirements. The securities in these transactions were sold solely to accredited investors. The securities are restricted from resale and were acquired for investment purposes only.  The sales did not involve any form of general solicitation.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

4.1	Form of Warrant to Purchase Common Stock of Document Security Systems, Inc. dated May 29, 2009.*

10.1	Form of Subscription Agreement dated as of May 29, 2009 between Document Security Systems, Inc. and the Subscribers.*

10.2	Form of Registration Rights Agreement dated as of May 29, 2009 executed and delivered by Document Security Systems, Inc. and the holders listed therein.*

* Such exhibit was filed as an exhibit to the Current Report on Form 8-K that was filed by Document Security Systems, Inc. with the SEC on June 3, 2009, and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: October 27, 2009	By:	/s/ Patrick A. White
Patrick A. White
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Warrant to Purchase Common Stock of Document Security Systems, Inc. dated May 29, 2009.*

10.1	Form of Subscription Agreement dated as of May 29, 2009 between Document Security Systems, Inc. and the Subscribers.*

10.2	Form of Registration Rights Agreement dated as of May 29, 2009 executed and delivered by Document Security Systems, Inc. and the holders listed therein.*

* Such exhibit was filed as an exhibit to the Current Report on Form 8-K that was filed by Document Security Systems, Inc. with the SEC on June 3, 2009, and is incorporated herein by reference.